Schedule of Investments PIMCO Corporate & Income Strategy Fund	March 31, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
Incora Intermediate LLC		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 97.7% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 31.1%
Aligned Data Centers International LP 7.799% due 05/16/2028 «~		$3,700	$3,710
Altice France SA
8.285% (EUR003M + 5.500%) due 08/15/2028 ~	EUR	99	96
9.802% due 08/15/2028		$2,878	2,587
AP Core Holdings LLC 9.939% due 09/01/2027		12,011	10,905
Apple Bidco LLC 6.825% due 09/23/2031		2,095	2,082
Bausch Health Cos., Inc. TBD% due 09/25/2030		7,800	7,517
BDO U.S.A PC 9.325% due 08/31/2028 «		2,412	2,421
Central Parent, Inc. 7.549% due 07/06/2029 ~		10,963	9,442
Clover Holdings 2 LLC
TBD% due 12/10/2029 ~µ		803	791
8.295% due 12/09/2031		5,700	5,647
Clover Holdings SPV III LLC 15.000% due 12/09/2027		209	213
CoreWeave Compute Acquisition Co. LLC TBD% - 10.322% due 05/16/2029 «µ		9,700	9,744
Cotiviti Corp. TBD% due 03/26/2032		1,900	1,860
Databricks, Inc.
TBD% due 01/03/2031 «µ		399	402
TBD% due 01/03/2031 «		1,801	1,815
Envision Healthcare Corp. 12.277% due 11/03/2028 «		9,016	9,151
Finastra U.S.A., Inc.
TBD% - 11.428% due 09/13/2029 «µ		103	103
TBD% - 11.428% due 09/13/2029 «		987	999
First Brands Group LLC 9.552% due 03/30/2027 ~		974	908
Forward Air Corp. 8.791% due 12/19/2030 ~		2,907	2,830
Galaxy U.S. Opco, Inc. 9.291% due 07/31/2030		1,092	924
Gateway Casinos & Entertainment Ltd. 10.545% due 12/18/2030		5,252	5,317
GFL Environmental, Inc. 6.819% due 02/04/2032		2,100	2,084
Gray Television, Inc. 9.573% due 06/04/2029 ~		2,581	2,503
Hudson's Bay Co. TBD% due 04/03/2026 «		1,925	1,897
iHeartCommunications, Inc. 10.209% due 05/01/2029		542	442
Ivanti Software, Inc. 8.817% due 12/01/2027 «~		9,243	7,143
J&J Ventures Gaming LLC 9.439% due 04/26/2028 «~		1,154	1,164
Kaseya, Inc.
TBD% due 03/22/2032		4,300	4,292
9.325% due 03/05/2033		2,500	2,505
Lealand Finance Co. BV 7.439% due 06/30/2027 ~		75	40
Lealand Finance Co. BV (5.439% Cash and 3.000% PIK) 8.439% - 5.439% due 12/31/2027 ~		408	177
Lifepoint Health, Inc. 8.052% due 05/17/2031 ~		3,904	3,795
Lumen Technologies, Inc. 6.789% due 04/15/2030		4,730	4,552
Magenta Security Holdings LLC
10.541% due 07/27/2028		113	115
11.301% due 07/27/2028		119	108
Magenta Security Holdings LLC (11.551% Cash) 11.551% due 07/27/2028		155	80
Magenta Security Holdings LLC (5.791% Cash) 5.791% due 07/27/2028		536	154
MH Sub LLC 8.575% due 12/31/2031		2,095	1,930
MPH Acquisition Holdings LLC
8.037% due 12/31/2030		5,057	5,020

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

9.149% due 12/31/2030		7,103	5,863
Newfold Digital 7.929% due 02/10/2028 «~		3,790	2,824
Ocs Group Holdings Ltd. 10.450% due 11/27/2031 ~	GBP	5,950	7,681
Peraton Corp. 8.175% due 02/01/2028		$2,998	2,675
Poseidon Bidco SASU 7.355% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	2,400	1,835
Project Alpha Intermediate Holding, Inc.
TBD% due 11/22/2032		$1,000	996
7.549% due 10/28/2030 ~		2	2
Promotora de Informaciones SA 7.964% (EUR003M + 5.220%) due 12/31/2026 ~	EUR	15,589	16,644
Promotora de Informaciones SA (5.714% Cash and 5.000% PIK) 10.714% - 5.714% (EUR003M + 2.970%) due 06/30/2027 ~		574	601
SCUR-Alpha 1503 GmbH
8.112% (EUR003M + 5.500%) due 03/29/2030 ~		1,900	1,993
9.791% due 03/29/2030 ~		$2,941	2,749
Spruce Bidco, Inc.
TBD% due 01/30/2032 «µ		275	272
TBD% due 01/30/2032 «	CAD	221	152
TBD% due 01/30/2032 «		$1,220	1,205
6.000% due 02/02/2032 «	JPY	23,618	155
Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026 ~	EUR	20,465	7,611
Subcalidora 2 SARL 8.105% (EUR003M + 5.750%) due 08/14/2029 «~		6,500	7,064
Syniverse Holdings, Inc. 11.299% due 05/13/2027		$15,242	15,001
Tecta America Corp. 7.325% due 02/18/2032		1,000	994
The Stepstone Group MidCo 2 GMBH
TBD% due 12/04/2031 ~	EUR	7,500	8,089
TBD% due 12/04/2031 ~		$1,400	1,384
U.S. Renal Care, Inc. 9.439% due 06/20/2028 ~		21,360	19,976
Unicorn Bay 13.000% due 12/31/2026 «	HKD	47,024	6,073
Westmoreland Coal Co. 8.000% due 03/15/2029 «		$1,516	568
X Corp. 10.949% due 10/26/2029 ~		7,800	7,761

Total Loan Participations and Assignments (Cost $248,700)			237,633

CORPORATE BONDS & NOTES 31.6%
BANKING & FINANCE 7.0%
Alamo Re Ltd. 15.542% due 06/08/2026 ~		300	315
Antares Holdings LP 6.350% due 10/23/2029		500	501
Armor Holdco, Inc. 8.500% due 11/15/2029		3,400	3,305
BGC Group, Inc. 6.600% due 06/10/2029		400	411
BOI Finance BV 7.500% due 02/16/2027	EUR	2,600	2,815
BPCE SA 7.003% due 10/19/2034 •		$2,200	2,397
Bread Financial Holdings, Inc. 8.375% due 06/15/2035 ~		100	98
Cape Lookout Re Ltd. 12.282% due 04/05/2027 •		800	822
CI Financial Corp. 7.500% due 05/30/2029		1,100	1,154
Credit Suisse AG AT1 Claim		1,150	138
East Lane Re Ltd. 13.542% due 03/31/2026 ~		250	252
Everglades Re Ltd.
14.792% due 05/13/2031 •		500	528
15.792% due 05/13/2031 •		500	528
17.042% due 05/13/2027 •		500	525
F&G Annuities & Life, Inc.
6.250% due 10/04/2034		200	194
6.500% due 06/04/2029		500	509
Ford Motor Credit Co. LLC
5.918% due 03/20/2028		300	302
6.390% due 03/20/2028 •		800	796
GN Bondco LLC 9.500% due 10/15/2031		5,600	5,607
Greengrove RE Ltd. 12.042% due 04/08/2032 •m		250	251
GSPA Monetization Trust 6.422% due 10/09/2029		1,974	1,976

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Hannon Armstrong Sustainable Infrastructure Capital, Inc. 6.375% due 07/01/2034		900	890
Hestia Re Ltd. 14.362% due 04/22/2025 ~		704	665
Hudson Pacific Properties LP 3.950% due 11/01/2027		100	89
Integrity Re Ltd.
21.292% due 06/08/2026 •		400	431
27.292% due 06/08/2026 ~		400	415
Integrity RE Ltd. 29.782% due 06/06/2027 ~		250	249
Intesa Sanpaolo SpA
6.625% due 06/20/2033		3,200	3,428
7.200% due 11/28/2033		2,100	2,330
Itau Unibanco Holding SA 6.000% due 02/27/2030		1,700	1,738
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	253	270
Long Walk Reinsurance Ltd. 14.032% due 01/30/2031 •		$700	711
Marex Group PLC 6.404% due 11/04/2029		200	203
Nature Coast Re Ltd. 14.032% (T-BILL 3MO + 9.750%) due 04/10/2029 ~(b)		250	250
Polestar Re Ltd.
14.792% due 01/07/2028 •		300	310
17.542% due 01/07/2027 •		800	828
Sanders Re Ltd. 17.292% due 04/09/2029 •		1,207	1,201
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	6,703	2,264
Torrey Pines Re Ltd.
10.282% due 06/07/2032 •		$250	261
11.532% due 06/07/2027 •		250	263
Uniti Group LP
4.750% due 04/15/2028		2,200	2,104
6.000% due 01/15/2030		7,721	6,692
6.500% due 02/15/2029		2,600	2,339
Ursa Re Ltd.
11.782% due 02/22/2028 ~		400	405
13.542% due 12/07/2028 •		800	848
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		3,213	0
Winston RE Ltd. 16.032% due 02/26/2031 •		600	630
Yosemite Re Ltd. 14.887% due 06/06/2025 ~		660	669

			53,907

INDUSTRIALS 20.7%
Acadia Healthcare Co., Inc. 7.375% due 03/15/2033		1,300	1,300
Altice France Holding SA
8.000% due 05/15/2027	EUR	3,500	1,158
10.500% due 05/15/2027		$7,200	2,114
Altice France SA
3.375% due 01/15/2028	EUR	2,000	1,724
5.125% due 01/15/2029		$800	629
5.125% due 07/15/2029		2,800	2,197
5.500% due 01/15/2028		3,400	2,721
5.500% due 10/15/2029		1,400	1,111
8.125% due 02/01/2027		400	358
Aris Water Holdings LLC 7.250% due 04/01/2030		500	506
Axon Enterprise, Inc.
6.125% due 03/15/2030		400	405
6.250% due 03/15/2033		300	304
Bayer U.S. Finance LLC
6.250% due 01/21/2029		400	415
6.375% due 11/21/2030		200	210
Booz Allen Hamilton, Inc. 5.950% due 04/15/2035		100	100
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		2,076	2,271
Central Parent LLC 8.000% due 06/15/2029		200	176
Chord Energy Corp. 6.750% due 03/15/2033		1,120	1,115
CVS Pass-Through Trust 7.507% due 01/10/2032		472	503
DISH DBS Corp.
5.250% due 12/01/2026		7,410	6,816
5.750% due 12/01/2028		10,820	9,145
Diversified Gas & Oil Corp. 9.750% due 04/09/2029 «(b)		125	123

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Ecopetrol SA
7.750% due 02/01/2032		10,700	10,511
8.375% due 01/19/2036		220	214
ELO SACA 3.250% due 07/23/2027	EUR	3,700	3,804
Exela Intermediate LLC (11.500% Cash) 11.500% due 04/15/2026 (c)		$76	11
Flora Food Management BV 6.875% due 07/02/2029	EUR	3,100	3,411
Ford Motor Co. 7.700% due 05/15/2097		$4,715	4,816
goeasy Ltd. 7.375% due 10/01/2030 (b)		700	688
Harbour Energy PLC 6.327% due 04/01/2035 (b)		200	199
HCA, Inc. 7.500% due 11/15/2095		1,200	1,257
HF Sinclair Corp.
5.750% due 01/15/2031		1,700	1,722
6.250% due 01/15/2035		1,700	1,709
Incora Intermediate LLC 0.000% due 01/31/2030 «		6,281	6,281
Incora Top Holdco LLC 0.000% due 01/30/2033 ^«(d)(j)		4,667	6,744
INEOS Finance PLC 5.625% due 08/15/2030	EUR	500	541
Intelsat Jackson Holdings SA 6.500% due 03/15/2030		$12,286	11,703
Inter Media & Communication SpA 6.750% due 02/09/2027	EUR	589	646
JetBlue Airways Corp. 9.875% due 09/20/2031		$3,016	2,980
LifePoint Health, Inc. 8.375% due 02/15/2032		1,400	1,411
Motion Finco SARL 8.375% due 02/15/2032		300	292
New Albertsons LP 6.570% due 02/23/2028		5,600	5,533
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		1,000	600
11.750% due 10/15/2028 «		500	410
Nissan Motor Co. Ltd. 4.810% due 09/17/2030		8,800	8,364
Noble Finance LLC 8.000% due 04/15/2030		1,000	1,000
Olin Corp. 6.625% due 04/01/2033		300	292
Petroleos Mexicanos
6.700% due 02/16/2032		1,688	1,484
6.840% due 01/23/2030		800	734
8.750% due 06/02/2029		1,444	1,444
Prime Healthcare Services, Inc. 9.375% due 09/01/2029		1,600	1,511
Rivian Holdings LLC 10.502% due 10/15/2026 ~		4,150	4,186
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(d)	GBP	1,000	904
Snap, Inc. 6.875% due 03/01/2033		$500	500
Sunoco LP 6.250% due 07/01/2033		1,000	1,002
Thames Water Utilities Finance PLC 4.375% due 01/18/2031	EUR	100	80
Thames Water Utilities Ltd. 0.000% due 03/22/2027 (g)	GBP	1	1
Times Square Hotel Trust 8.528% due 08/01/2026		$354	356
Topaz Solar Farms LLC
4.875% due 09/30/2039		1,706	1,525
5.750% due 09/30/2039		5,146	4,960
U.S. Renal Care, Inc. 10.625% due 06/28/2028		842	720
Valaris Ltd. 8.375% due 04/30/2030		400	401
Vale SA 0.000% due 12/29/2049 ~(i)	BRL	90,000	5,412
Venture Global LNG, Inc.
7.000% due 01/15/2030		$2,600	2,563
9.500% due 02/01/2029		2,670	2,865
9.875% due 02/01/2032		1,830	1,945
Viridien
7.750% due 04/01/2027	EUR	2,250	2,480
8.500% due 10/15/2030		2,300	2,554
10.000% due 10/15/2030		$1,900	1,949
Wayfair LLC
7.250% due 10/31/2029		400	384

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

7.750% due 09/15/2030	4,100	3,969
WESCO Distribution, Inc. 6.375% due 03/15/2033	1,500	1,509
WEX, Inc. 6.500% due 03/15/2033	300	297
Williams Scotsman, Inc. 6.625% due 04/15/2030	300	303
Yinson Boronia Production BV 8.947% due 07/31/2042	1,289	1,361

		157,939

UTILITIES 3.9%
Chile Electricity Lux MPC SARL 5.580% due 10/20/2035	1,200	1,201
Edison International
5.250% due 11/15/2028	1,300	1,282
6.250% due 03/15/2030	200	203
FORESEA Holding SA 7.500% due 06/15/2030	782	756
NGD Holdings BV 6.750% due 12/31/2026	288	259
Oi SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)	12,070	10,094
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (c)	25,196	2,645
Pacific Gas & Electric Co. 4.750% due 02/15/2044	2,240	1,866
Peru LNG SRL 5.375% due 03/22/2030	5,717	5,310
Qwest Corp. 7.375% due 05/01/2030	3,600	3,085
Raizen Fuels Finance SA
6.700% due 02/25/2037	1,700	1,703
6.950% due 03/05/2054	1,200	1,171

		29,575

Total Corporate Bonds & Notes (Cost $269,762)		241,421

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026	3,400	2,847

Total Convertible Bonds & Notes (Cost $3,400)		2,847

MUNICIPAL BONDS & NOTES 0.8%
ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010 7.350% due 07/01/2035	16	17

MICHIGAN 0.2%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044	2,300	1,841

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	44,400	4,184

Total Municipal Bonds & Notes (Cost $7,487)		6,042

U.S. GOVERNMENT AGENCIES 1.5%
Fannie Mae 3.000% due 02/25/2043 - 06/25/2050 (a)	12,857	1,824
Freddie Mac
3.500% due 05/25/2050 (a)	1,564	301
6.154% due 11/25/2055 «•	7,422	4,898
12.004% due 12/25/2027 •	2,473	2,499
12.140% due 11/25/2041 •	2,100	2,255

Total U.S. Government Agencies (Cost $16,149)		11,777

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%
Atrium Hotel Portfolio Trust 6.117% due 12/15/2036 •	4,600	4,499
Banc of America Funding Trust 6.000% due 07/25/2037	150	126
Banc of America Mortgage Trust 6.000% due 03/25/2037	111	94
BCAP LLC Trust
3.659% due 08/28/2037 ~	687	679

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

3.851% due 03/27/2036 ~	1,165	809
4.452% due 03/26/2037 þ	598	935
Bear Stearns ALT-A Trust
4.348% due 09/25/2047 ~	3,450	1,691
4.536% due 08/25/2036 •	533	250
4.630% due 11/25/2035 •	1,838	1,671
4.676% due 11/25/2036 •	2,260	1,171
4.935% due 01/25/2036 •	351	334
5.409% due 09/25/2035 ~	195	96
CALI Mortgage Trust 3.957% due 03/10/2039	2,000	1,859
CD Mortgage Trust 5.688% due 10/15/2048	266	248
Chase Mortgage Finance Trust
4.953% due 12/25/2035 •	3	3
6.000% due 07/25/2037	523	233
Citigroup Mortgage Loan Trust 4.841% due 04/25/2037 •	84	75
Colony Mortgage Capital Ltd.
6.704% due 11/15/2038 •	1,500	1,423
7.400% due 11/15/2038 ~	1,100	991
Countrywide Alternative Loan Resecuritization Trust 6.000% due 08/25/2037 ~	663	346
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	194	82
5.750% due 01/25/2035	94	93
5.750% due 02/25/2035	167	112
5.750% due 03/25/2037	372	195
6.000% due 02/25/2035	572	476
6.000% due 04/25/2036	644	289
6.000% due 02/25/2037	3,871	1,434
6.000% due 04/25/2037	697	313
6.250% due 12/25/2036 ~	1,011	420
6.500% due 08/25/2036	369	114
Countrywide Home Loan Mortgage Pass-Through Trust
4.353% due 09/20/2036 •	103	91
6.000% due 07/25/2037	1,093	468
Credit Suisse Mortgage Capital Mortgage-Backed Trust 5.351% due 10/26/2036 ~	4,235	3,677
GSR Mortgage Loan Trust
4.651% due 08/25/2034 ~	207	193
6.000% due 02/25/2036	1,257	498
HarborView Mortgage Loan Trust
4.335% due 06/19/2036 ~	3,187	1,283
4.911% due 01/19/2036 ~	319	322
Hilton USA Trust 2.828% due 11/05/2035	800	663
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037	3,346	1,192
Jefferies Resecuritization Trust 6.000% due 05/26/2036	6,675	2,730
JP Morgan Alternative Loan Trust
4.176% due 03/25/2037 ~	650	534
6.000% due 12/25/2035	724	483
JP Morgan Chase Commercial Mortgage Securities Trust
6.433% due 12/15/2036 •	1,000	47
7.183% due 12/15/2036 •	2,500	26
JP Morgan Mortgage Trust
5.604% due 02/25/2036 •	778	527
5.615% due 01/25/2037 ~	171	145
5.753% due 04/25/2037 ~	2	2
Lehman Mortgage Trust 6.000% due 07/25/2037	18	16
Lehman XS Trust 4.875% due 06/25/2047 •	689	639
MASTR Alternative Loan Trust 6.750% due 07/25/2036	1,447	501
Merrill Lynch Mortgage Investors Trust 4.456% due 03/25/2036 ~	336	165
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~	542	517
Morgan Stanley Capital Trust 6.817% due 11/15/2034 •	504	484
Natixis Commercial Mortgage Securities Trust 3.796% due 11/15/2032 ~	2,806	2,621
New Orleans Hotel Trust
5.956% due 04/15/2032 •	800	772
8.056% due 04/15/2032 •	2,140	2,048
Residential Accredit Loans, Inc. Trust
4.085% due 12/26/2034 ~	782	270
4.895% due 05/25/2037 •	74	61
6.000% due 08/25/2036	115	99
Residential Asset Securitization Trust
6.000% due 11/25/2036	2,388	856
6.250% due 09/25/2037	2,400	975

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Residential Funding Mortgage Securities, Inc. Trust
4.936% due 02/25/2037 •		669	445
6.500% due 03/25/2032		50	50
Sequoia Mortgage Trust
3.747% due 07/20/2037 ~		196	150
4.285% due 02/20/2047 ~		108	85
SG Commercial Mortgage Securities Trust 2.937% due 03/15/2037		1,200	1,144
Structured Adjustable Rate Mortgage Loan Trust
4.515% due 01/25/2036 ~		1,130	626
5.168% due 07/25/2035 •		239	208
5.608% due 11/25/2036 ~		951	727
SunTrust Adjustable Rate Mortgage Loan Trust
5.986% due 02/25/2037 •		71	62
6.240% due 04/25/2037 •		94	46
WaMu Mortgage Pass-Through Certificates Trust
4.028% due 10/25/2036 •		711	619
4.091% due 02/25/2037 ~		211	180
4.148% due 07/25/2037 ~		177	158
5.043% due 07/25/2037 ~		391	350
Washington Mutual Mortgage Pass-Through Certificates Trust
5.475% due 05/25/2047 •		20	26
6.000% due 10/25/2035		822	639
WSTN Trust
7.690% due 07/05/2037 ~		1,300	1,325
8.455% due 07/05/2037 ~		1,300	1,329
9.835% due 07/05/2037 ~		1,100	1,142

Total Non-Agency Mortgage-Backed Securities (Cost $67,254)			53,277

ASSET-BACKED SECURITIES 7.4%
CMBS OTHER 0.0%
LNR CDO Ltd. 4.722% due 02/28/2043 •		1,558	11

HOME EQUITY OTHER 3.9%
ACE Securities Corp. Home Equity Loan Trust 5.020% due 02/25/2036 •		24,251	21,676
Argent Securities Trust 4.815% due 03/25/2036 •		2,872	1,586
Bear Stearns Asset-Backed Securities Trust 4.715% due 10/25/2036 •		1,034	998
Citigroup Mortgage Loan Trust 4.755% due 12/25/2036 •		1,188	651
IndyMac Residential Asset Backed Trust 4.595% due 07/25/2037 •		7,078	3,871
Merrill Lynch Mortgage Investors Trust 4.755% due 04/25/2037 •		336	159
Morgan Stanley ABS Capital, Inc. Trust 4.735% due 06/25/2036 •		222	190
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ~		363	203
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 6.205% due 10/25/2034 •		573	548

			29,882

HOME EQUITY SEQUENTIAL 0.2%
JP Morgan Mortgage Acquisition Corp. 4.250% due 10/25/2030 þ		3,187	1,596

WHOLE LOAN COLLATERAL 1.3%
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036		341	125
First Franklin Mortgage Loan Trust
5.380% due 09/25/2035 •		3,444	3,158
5.410% due 05/25/2036 •		5,720	5,133
Lehman XS Trust 5.170% due 08/25/2035 þ		14	14
Residential Asset Mortgage Products Trust 5.635% due 01/25/2035 •		1,521	1,466

			9,896

OTHER ABS 2.0%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	563
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	1,569
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	1,600	943
Belle Haven ABS CDO Ltd. 1.400% due 07/05/2046 •		$175,347	422

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Carlyle U.S. CLO Ltd. 0.000% due 10/21/2037 ~		1,895	162
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	515
0.010% due 03/31/2038 ~		1,221	55
MAN GLG U.S. CLO Ltd. 0.000% due 07/15/2034 •		400	231
Marble Point CLO Ltd. 0.000% due 01/22/2052 ~		2,150	1,217
Marlette Funding Trust 0.000% due 09/17/2029 «(g)		7	6
Pagaya AI Debt Selection Trust 8.491% due 06/16/2031		2,199	2,229
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		3	1,359
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	831
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	340
0.000% due 10/15/2048 «(g)		1	260
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(g)		1,718	143
Taberna Preferred Funding Ltd. 4.945% due 08/05/2036 •		4,448	4,025

			14,870

Total Asset-Backed Securities (Cost $73,007)			56,255

SOVEREIGN ISSUES 8.3%
Argentina Government International Bond
0.750% due 07/09/2030 þ		2,448	1,559
1.000% due 07/09/2029		602	468
3.500% due 07/09/2041 þ		5,955	3,459
4.125% due 07/09/2046 þ		112	69
5.000% due 01/09/2038 þ		10,995	7,256
Avenir Issuer Ireland DAC 6.000% due 10/25/2027		1,600	1,511
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	81,900	1,307
13.000% due 01/30/2026		77,700	1,242
Dominican Republic International Bond
6.950% due 03/15/2037		$1,700	1,719
7.150% due 02/24/2055		300	301
10.500% due 03/15/2037	DOP	467,600	7,584
10.750% due 06/01/2036		65,100	1,070
11.250% due 09/15/2035		16,900	287
Egypt Government International Bond
6.375% due 04/11/2031	EUR	300	276
8.625% due 02/04/2030		$600	581
9.450% due 02/04/2033		1,300	1,228
El Salvador Government International Bond
9.250% due 04/17/2030		2,500	2,610
9.650% due 11/21/2054		1,600	1,607
Ghana Government International Bond
0.000% due 07/03/2026 (g)		34	32
0.000% due 01/03/2030 (g)		74	57
5.000% due 07/03/2029 þ		339	296
5.000% due 07/03/2035 þ		487	347
Mexico Government International Bond 4.625% due 05/04/2033	EUR	1,700	1,798
Mongolia Government International Bond 6.625% due 02/25/2030		$400	393
Peru Government International Bond
6.900% due 08/12/2037	PEN	1,600	430
6.950% due 08/12/2031		3,100	902
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	339
3.900% due 01/30/2033		693	780
4.000% due 01/30/2037		543	605
4.200% due 01/30/2042		678	747
Republic of Uzbekistan International Bond 5.100% due 02/25/2029		2,100	2,265
Romania Government International Bond
5.125% due 09/24/2031		1,600	1,674
5.250% due 03/10/2030		4,900	5,341
5.250% due 05/30/2032		900	939
5.375% due 03/22/2031		1,210	1,297
5.625% due 02/22/2036		490	491
5.625% due 05/30/2037		900	889
5.875% due 07/11/2032 (b)		1,000	1,074
6.250% due 09/10/2034		1,400	1,503
6.375% due 09/18/2033		900	993
Russia Government International Bond 1.125% due 11/20/2027		100	0
Turkey Government International Bond
44.165% due 09/06/2028 ~	TRY	177,300	4,396

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

45.031% due 05/20/2026 ~	300	8
45.031% due 08/19/2026 ~	200	5
45.031% due 05/17/2028 ~	35,400	882
Ukraine Government International Bond
0.000% due 02/01/2030 þ(h)	$29	15
0.000% due 02/01/2034 þ(h)	107	42
0.000% due 02/01/2035 þ(h)	90	50
0.000% due 02/01/2036 þ(h)	75	42
1.750% due 02/01/2034 þ	131	70
1.750% due 02/01/2035 þ	183	96
1.750% due 02/01/2036 þ	210	108
Venezuela Government International Bond 9.250% due 09/15/2027 ^(d)	308	65

Total Sovereign Issues (Cost $62,168)		63,105

	SHARES
COMMON STOCKS 7.8%
COMMUNICATION SERVICES 2.0%
Clear Channel Outdoor Holdings, Inc. (e)	531,903	591
iHeartMedia, Inc. 'A' (e)	126,306	209
iHeartMedia, Inc. 'B' «(e)	98,039	142
Oi SA (e)	4,161,083	729
Promotora de Informaciones SA 'A' (e)	454,519	182
Syniverse Holdings, Inc. «(j)	2,348,485	2,285
Windstream Services LLC «(e)	493,740	11,077

		15,215

CONSUMER DISCRETIONARY 0.0%
West Marine «(e)(j)	2,500	16

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(e)(j)	21,355,531	0

FINANCIALS 1.5%
Banca Monte dei Paschi di Siena SpA	687,000	5,424
Intelsat Emergence SA «(j)	173,216	5,835
MNEQ Holdings, Inc. «(e)(j)	3,207	14

		11,273

HEALTH CARE 3.0%
Amsurg Equity «(e)(j)	488,175	22,823

INDUSTRIALS 1.3%
Clover Holdings, Inc. «(e)(j)	13,811	235
Drillco Holding Lux SA «(j)	44,290	1,116
Foresea Holdings SA «	18,411	463
Incora New Equity «(e)(j)	217,553	7,775
Westmoreland Mining Holdings «(e)(j)	50,075	53
Westmoreland Mining LLC «(e)(j)	157,802	518

		10,160

Total Common Stocks (Cost $62,159)		59,487

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/11/2028 «	324	0

FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «	605	1

Total Warrants (Cost $4,161)		1

PREFERRED SECURITIES 0.9%
BANKING & FINANCE 0.7%
ADLER Group SA «	1,196,075	0
AGFC Capital Trust 6.314% due 01/15/2067 ~	2,300,000	1,623
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	63
Compeer Financial ACA 4.875% due 08/15/2026 •(i)	1,600,000	1,556
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(i)	1,000,000	997

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)	543,000	661

		4,900

INDUSTRIALS 0.2%
SVB Financial Trust
0.000% due 11/07/2032 (g)	18,840	0
11.000% due 11/07/2032	3,654	1,791

		1,791

Total Preferred Securities (Cost $6,957)		6,691

REAL ESTATE INVESTMENT TRUSTS 0.5%
REAL ESTATE 0.5%
Uniti Group, Inc.	177,493	895
VICI Properties, Inc.	77,566	2,530

Total Real Estate Investment Trusts (Cost $1,448)		3,425

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.4%
U.S. TREASURY BILLS 0.4%
4.295% due 04/17/2025 - 06/26/2025 (f)(g)(m)	$3,401	3,392

Total Short-Term Instruments (Cost $3,392)		3,392

Total Investments in Securities (Cost $826,044)		745,353

	SHARES
INVESTMENTS IN AFFILIATES 5.2%
SHORT-TERM INSTRUMENTS 5.2%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%
PIMCO Short-Term Floating NAV Portfolio III	4,095,837	39,869

Total Short-Term Instruments (Cost $39,829)		39,869

Total Investments in Affiliates (Cost $39,829)		39,869

Total Investments 102.9% (Cost $865,873)		$785,222
Financial Derivative Instruments (k)(l) (0.4)%(Cost or Premiums, net $(15,704))		(2,938)
Other Assets and Liabilities, net (2.5)%		(18,980)

Net Assets Applicable to Common Shareholders 100.0%		$763,304

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Security becomes interest bearing at a future date.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Amsurg Equity	11/02/2023 - 11/06/2023	$20,399	$22,823	2.99%
Clover Holdings, Inc.	12/09/2024	207	235	0.03
Drillco Holding Lux SA	06/08/2023	886	1,116	0.15
Incora New Equity	01/31/2025	10,568	7,775	1.02
Incora Top Holdco LLC 0.000% due 01/30/2033	01/31/2025	4,667	6,744	0.88
Intelsat Emergence SA	06/19/2017 - 02/23/2024	12,540	5,835	0.76
MNEQ Holdings, Inc.	03/16/2023 - 03/29/2023	36	14	0.00
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2024	2,314	2,285	0.30
West Marine	09/12/2023	36	16	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,442	53	0.01
Westmoreland Mining LLC	06/30/2023 - 02/03/2025	656	518	0.07

$53,751	$47,414	6.21%

The average amount of borrowings outstanding during the period ended March 31, 2025 was $(57,448) at a weighted average interest rate of 5.309%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/19/2030	GBP	20,100	$(549)	$(47)	$(596)	$88	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032	7,800	757	1,578	2,335	0	(48)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	2,800	311	198	509	0	(20)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	1,600	328	923	1,251	0	(15)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025		$97,000	212	234	446	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,700	1	30	31	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026		56,800	(704)	3,221	2,517	5	0
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		44,900	172	(1,602)	(1,430)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		32,300	(2,862)	1,261	(1,601)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		19,200	(257)	(222)	(479)	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		16,898	(5)	1,430	1,425	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		84,700	740	(592)	148	40	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029		69,900	34	2,069	2,103	50	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		16,500	(312)	395	83	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		118,700	(12,228)	2,978	(9,250)	96	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		57,200	3,442	6,666	10,108	0	(73)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		36,100	(505)	5,118	4,613	0	(57)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		23,900	(3,269)	363	(2,906)	49	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		93,400	(2,328)	(5,648)	(7,976)	468	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		8,300	(57)	2,935	2,878	0	(40)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		14,500	(35)	5,638	5,603	0	(68)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		15,100	(58)	5,576	5,518	0	(72)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		10,800	(33)	3,313	3,280	0	(55)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		10,900	775	(4,575)	(3,800)	55	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		76,450	(1,210)	32,372	31,162	0	(367)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		8,000	755	851	1,606	0	(52)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(215)	(27)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	967	1,126	0	(15)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		6,200	583	458	1,041	0	(17)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		2,600	225	946	1,171	0	(13)
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		15,300	192	1,174	1,366	0	(8)

Total Swap Agreements							$(15,538)	$67,793	$52,255	$864	$(933)

Cash of $11,095 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2025.
(1)								This instrument has a forward starting effective date.
(l)								FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
								Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month		Currency to be Delivered			Currency to be Received		Asset		Liability

AZD		04/2025		$17			JPY	2,564	$0		$0
		05/2025		JPY		2,555	$17		0		0
BOA		04/2025		DOP		11,516	181		0		0
		04/2025		$567			EUR	525	1		0
		05/2025		HKD		48,739	$6,273		2		0
BPS		04/2025		EUR		83,077	87,113		0		(2,718)
		04/2025		TRY		5,190	140		3		0
		04/2025		$6			JPY	915	0		0
		04/2025		135			TRY	5,131	1		0
		05/2025		JPY		912	$6		0		0
		06/2025		TRY		9,927	253		13		0
BRC		04/2025		JPY		19,800	135		3		0
		04/2025		TRY		2,371	59		0		(1)
		04/2025		$1,916			EUR	1,761	0		(12)
		04/2025		761			TRY	29,892	9		(5)
		05/2025		TRY		25,077	$634		1		(2)
		05/2025		$1,543			TRY	60,118	0		(33)
		06/2025		TRY		83,156	$1,979		0		(7)
		06/2025		$9,700			TRY	391,574	0		(358)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

BSH	04/2025	AUD	163	$103	2	0
04/2025	$61	JPY	9,216	0	0
05/2025	JPY	9,185	$61	0	0
06/2025	PEN	2,478	672	0	(2)
CBK	04/2025	DOP	54,878	875	11	0
04/2025	PEN	2,366	636	0	(7)
04/2025	$53	CAD	76	0	(1)
05/2025	CAD	76	$53	1	0
05/2025	DOP	32,136	511	6	0
05/2025	$1,703	EUR	1,570	0	(3)
06/2025	PEN	284	$77	0	0
DUB	04/2025	$103	AUD	163	0	(1)
05/2025	AUD	163	$103	1	0
GLM	04/2025	BRL	2,719	475	0	(2)
04/2025	TRY	1,162	29	0	(1)
04/2025	$474	BRL	2,719	3	0
04/2025	86	TRY	3,382	1	0
05/2025	DOP	222,132	$3,537	51	0
07/2025	144,525	2,253	9	0
08/2025	55,927	877	14	0
09/2025	51,929	810	10	0
JPM	04/2025	CAD	76	53	0	0
04/2025	TRY	2,241	56	0	(2)
04/2025	$90,737	EUR	84,125	227	0
04/2025	36	JPY	5,390	0	0
05/2025	EUR	84,125	$90,885	0	(227)
05/2025	JPY	5,372	36	0	0
05/2025	TRY	29,682	767	17	0
05/2025	$2,049	TRY	90,411	227	0
06/2025	103	MXN	2,124	0	0
06/2025	129	TRY	5,106	0	(5)
MBC	04/2025	EUR	3,334	$3,602	11	(14)
MYI	04/2025	GBP	6,576	8,332	0	(162)
SCX	04/2025	BRL	2,731	476	0	(3)
04/2025	$467	BRL	2,731	11	0
04/2025	9	JPY	1,412	0	0
05/2025	JPY	1,407	$9	0	0
06/2025	BRL	2,766	467	0	(11)
SSB	04/2025	$8,504	GBP	6,576	0	(9)
05/2025	GBP	6,576	$8,503	9	0
UAG	04/2025	$29	TRY	1,150	1	0

Total Forward Foreign Currency Contracts	$645	$(3,586)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.057%	$2,700	$0	$154	$154	$0
Petroleos Mexicanos «	4.750	Monthly	07/06/2026	0.003	941	0	7	7	0
GST	Soft Bank Group,Inc.	1.000	Quarterly	06/20/2026	1.326	1,300	(11)	6	0	(5)
Petroleos Mexicanos	4.280	Quarterly	12/20/2028	4.280	800	(155)	71	0	(84)

Total Swap Agreements			$(166)	$238	$161	$(89)

(m)

Securities with an aggregate market value of $3,392 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2025.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2025

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$180,771	$56,862	$237,633
Corporate Bonds & Notes
Banking & Finance	0	53,907	0	53,907
Industrials	0	143,781	14,158	157,939
Utilities	0	29,575	0	29,575
Convertible Bonds & Notes
Industrials	0	2,847	0	2,847
Municipal Bonds & Notes
Illinois	0	17	0	17
Michigan	0	1,841	0	1,841
West Virginia	0	4,184	0	4,184
U.S. Government Agencies	0	6,879	4,898	11,777
Non-Agency Mortgage-Backed Securities	0	53,277	0	53,277
Asset-Backed Securities
CMBS Other	0	11	0	11
Home Equity Other	0	29,882	0	29,882
Home Equity Sequential	0	1,596	0	1,596
Whole Loan Collateral	0	9,896	0	9,896
Other ABS	0	11,931	2,939	14,870
Sovereign Issues	0	63,105	0	63,105
Common Stocks
Communication Services	1,711	0	13,504	15,215
Consumer Discretionary	0	0	16	16
Financials	5,424	0	5,849	11,273
Health Care	0	0	22,823	22,823
Industrials	0	0	10,160	10,160
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	4,900	0	4,900
Industrials	0	1,791	0	1,791
Real Estate Investment Trusts
Real Estate	3,425	0	0	3,425
Corporate Bonds & Notes	0	0	0	0
Short-Term Instruments
U.S. Treasury Bills	0	3,392	0	3,392

$10,560	$603,583	$131,210	$745,353
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$39,869	$0	$0	$39,869

Total Investments	$50,429	$603,583	$131,210	$785,222

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$0	$0	$0

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	864	0	864
Over the counter	0	645	161	806

$0	$1,509	$161	$1,670
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(933)	0	(933)
Over the counter	0	(3,675)	0	(3,675)

$0	$(4,608)	$0	$(4,608)

Total Financial Derivative Instruments	$0	$(3,099)	$161	$(2,938)

Totals	$50,429	$600,484	$131,371	$782,284

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2025:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$42,789	$28,565	$(28,003)	$185	$546	$5,069	$7,711	$0	$56,862	$135
Corporate Bonds & Notes
Banking & Finance	6,699	0	(6,771)	0	33	39	0	0	0	0
Industrials	17,546	11,070	(15,234)	(31)	(4,785)	4,582	1,010	0	14,158	2,078
U.S. Government Agencies	4,628	0	(88)	15	29	314	0	0	4,898	309

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Non-Agency Mortgage-Backed Securities	401	11	(76)	1	(42)	56	0	(351)	0	0
Asset-Backed Securities
Whole Loan Collateral	14	5	(4)	0	(1)	0		(14)	0
Other ABS	3,195	0	0	22	0	(278)	0	0	2,939	(278)
Common Stocks
Communication Services(3)	10,474	138	0	0	0	2,892	0	0	13,504	2,892
Consumer Discretionary(4)	9,946	0	(10,168)	0	7,760	(7,522)	0	0	16	0
Energy	31	0	(34)	0	18	(15)	0	0	0	0
Financials	6,442	36	0	0	0	(629)	0	0	5,849	(629)
Health Care	24,167	0	0	0	0	(1,344)	0	0	22,823	(1,344)
Industrials	1,793	11,097	0	0	0	(2,730)	0	0	10,160	(2,730)
Warrants
Financials	1	0	0	0	0	0	0	0	1	0

	$128,126	$50,922	$(60,378)	$192	$3,558	$434	$8,721	$(365)	$131,210	$433
Financial Derivative Instruments- Assets
Over the counter	$208	$3	$0	$0	$0	$(50)	$0	$0	$161	$(50)

Totals	$128,334	$50,925	$(60,378)	$192	$3,558	$384	$8,721	$(365)	$131,371	$383

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$20,038	Discounted Cash Flow			Discount Rate			7.360 - 14.360	9.571
		15,961	Indicative Market Quotation			Broker Quote			74.500 - 100.500	93.075
		7,143	Other Valuation Techniques(5)			-			—	—
		1,784	Recent Transaction			Purchase Price			98.750	—
		11,936	Third Party Vendor			Broker Quote			37.500 - 101.500	98.313
Corporate Bonds & Notes
Industrials		13,025	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.900/10.000	—
		1,010	Indicative Market Quotation			Broker Quote			60.000 - 82.000	68.931
		123	Proxy pricing			Base Price			98.000	—
U.S. Government Agencies		4,898	Discounted Cash Flow			Discount Rate			11.350	—
Asset-Backed Securities
Other ABS		2,939	Discounted Cash Flow			Discount Rate			12.000 - 20.000	17.961
Common Stocks
Communication Services		11,077	Comparable Companies			EBITDA Multiple		X	4.609	—
		2,285	Discounted Cash Flow			Discount Rate			13.210	—
		142	Reference instrument			Stock Price w/Liquidity Discount			12.000	—
Consumer Discretionary		16	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.500/20.750	—
Financials		5,835	Comparable Companies			EBITDA Multiple		X	4.660	—
		14	Indicative Market Quotation			Broker Quote			$4.500	—
Health Care		22,823	Comparable Companies			EBITDA Multiple		X	14.000	—
Industrials		7,775	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.900/10.000	—
		235	Comparable Companies			EBITDA Multiple		X	11.000	—
		2,150	Indicative Market Quotation			Broker Quote			1.063 - 25.188	3.075
Warrants
Financials		1	Option Pricing Model			Volatility			32.500	—
Financial Derivative Instruments- Assets
Over the counter		161	Indicative Market Quotation			Broker Quote			0.329 - 5.703	5.597

Total		$131,371

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Industrials and Utilities to Communication Services since prior fiscal year end.
(4)	Sector type updated from Industrials and Utilities to Consumer Discretionary since prior fiscal year end.
(5)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements (Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$73,014	$270,408	$(303,600)	$41	$6	$39,869	$3,034	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	CBK	Citibank N.A.	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
DOP	Dominican Peso	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
BABs	Build America Bonds	CMBS	Collateralized Mortgage-Backed Security	TBD	To-Be-Determined
BBR	Bank Bill Rate	DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate